2000 STOCK OPTION PLAN
OF
SPAR GROUP, INC.

(as amended through May 16, 2006)

        Section 1. Purposes of this Plan. This stock option plan (as the same may be supplemented, modified, amended or restated from time to time in the manner provided herein, this “Plan”) is intended to provide an incentive to employees (including directors and officers who are employees), and to its directors, officers and consultants who are not employees, of SPAR Group, Inc., a Delaware corporation (the “Company”), or any of its Subsidiaries (as such term is defined in Section 19 hereof), and to offer an additional inducement in obtaining the services of such individuals. Without in any way limiting the foregoing, such consultants include each SPAR Affiliate (as hereinafter defined), and the employees of each SPAR Affiliate (including directors and officers who are employees) and the directors and officers of each SPAR Affiliate who are not its employees, and this Plan is intended to offer an additional inducement in obtaining the services of such individuals. This Plan provides for the grant of “incentive stock options” (“ISOs”) within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder, as amended (collectively, “Tax Law”), and nonqualified stock options which do not qualify as ISOs (“NQSOs”). The Company makes no representation or warranty, express or implied, as to the qualification of any option as an “incentive stock option” under the Tax Law. Each reference to a consultant in the Plan shall be deemed to include each of the consultant’s employees in the case of a consultant that is not a natural person.

        Section 2. Stock Subject to this Plan. Subject to the provisions of Section 12, the aggregate number of shares of the Company’s Common Stock, par value $.01 per share (“Common Stock”), for which options may be granted and outstanding under this Plan shall not at any time exceed (a) 3,600,000 shares, minus (b) the sum at such time of (i) the cumulative aggregate number of shares of Common Stock covered by all options issued under this Plan, and (ii) the aggregate number of shares of Common Stock covered by all options issued under the 1995 Plan and remaining outstanding on December 4, 2000, and plus (c) the aggregate number of Voided Option Shares under this Plan and the 1995 Plan. Such shares of Common Stock may, in the discretion of the Board of Directors of the Company (the “Board of Directors”), consist either in whole or in part of authorized but unissued shares of Common Stock or shares of Common Stock held in the treasury of the Company. Subject to the provisions of Section 13 hereof, any shares of Common Stock subject to an option which for any reason expires, is canceled or is terminated unexercised or which ceases for any reason to be exercisable (other than through exercise) shall again become available for the granting of options under this Plan. The Company shall at all times during the term of this Plan reserve and keep available such number of shares of Common Stock as will be sufficient to satisfy the requirements of this Plan. “Voided Option Shares” shall the aggregate number of shares of Common Stock covered by options issued under this Plan or the 1995 Plan, as applicable, that after December 4, 2000, through the date of calculation become void, expire, are canceled, terminate unexercised or cease for any reason whatsoever to become exercisable other than through exercise.

        Section 3. Administration of this Plan. (a) This Plan will be administered by the Board of Directors of the Company (the “Board”), or by its Compensation Committee or other specifically designated standing committee consisting of two or more directors appointed by the Board of Directors (including the Compensation Committee in this capacity, the “Committee”), as the Board may specify from time to time. Those administering this Plan shall be referred to herein as the “Administrators.” Notwithstanding the foregoing, if the Company is or becomes a corporation issuing any class of common equity securities required to be registered under Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to the extent necessary to preserve any deduction under Section 162(m) of the Tax Law or to comply with Rule 16b-3 promulgated under the Exchange Act, as amended, or any successor rule (“Rule 16b-3”), any Committee appointed by the Board of Directors to administer this Plan shall be comprised of two or more directors each of whom shall be (i) a “non-employee director” within the meaning of Rule 16b-3, and (ii) an “outside director” within the meaning of Treasury Regulation Section 1.162-27(e)(3). The delegation of powers to the Committee shall be consistent with all applicable law (including, without limitation, applicable state law and Rule 16b-3). Unless otherwise provided in the By-Laws (including any applicable Committee Charter) of the Company, by resolution of the Board or applicable law, a majority of the members of the Board or the Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, and any acts approved in writing by all members without a meeting, shall be the acts of the Board or the Committee.

        (b)        Subject to the express provisions of this Plan, the Administrators shall have the authority, in their sole discretion, to determine (among other things): (i) the persons who shall be granted options; (ii) the times when they shall receive options; (iii) whether an option granted to an employee shall be an ISO or a NQSO; the type (i.e., voting or non-voting) and number of shares of Common Stock to be subject to each option; (iv) the term of each option, including any provisions for early termination; (v) the date each option shall become exercisable; including any provisions for early vesting; (vi) whether an option shall be exercisable in whole or in installments, and, if in installments, the number of shares of Common Stock to be subject to each installment; whether the installments shall be cumulative; the date each installment shall become exercisable and the term of each installment; (vii) whether to accelerate the date of exercise of any option or installment; (viii) whether shares of Common Stock may be issued upon the exercise of an option as partly paid, and, if so, the dates when future installments of the exercise price shall become due and the amounts of such installments; (ix) the exercise price of each option; the form of payment of the exercise price; (x) the fair market value of a share of Common Stock; (xi) whether and under what conditions to restrict the pledge, sale or other disposition of any option granted under this Plan, the shares of Common Stock acquired upon the exercise of an option and, if so, whether and under what conditions to waive any such restriction, whether individually, by class or otherwise; (xii) whether and under what conditions to subject the exercise of all or any portion of an option to the fulfillment of certain restrictions or contingencies as specified in the contract referred to in Section 11 hereof (the “Contract”), including (without limitation) restrictions or contingencies relating to (A) entering into a covenant not to compete with the Company, its Parent (if any) (as such term is defined in Section 19 hereof) and any Subsidiaries, (B) financial objectives for the Company, any of its Subsidiaries, a division, a product line or other category and/or (C) the period of continued employment or consulting of the optionee with the Company or any of its Subsidiaries, and to determine whether such restrictions or contingencies have been met; (xiii) the amount, if any, necessary to satisfy the obligation of the Company, any of its Subsidiaries or any Parent to withhold taxes or other amounts; (xiv) whether an optionee Retires or has a Disability (as such terms are defined in Section 19); (xv) to cancel or modify an option either with the consent of the optionee or as provided in the Contract; provided, however, that the modified provision is permitted to be included in an option granted under this Plan on the date of the modification; provided, further, that in the case of a modification (within the meaning of Section 424(h) of the Tax Law) of an ISO, such option as modified would be permitted to be granted on the date of such modification under the terms of this Plan; (xvi) to construe the respective Contracts and this Plan; (xvii) to prescribe, amend and rescind policies, rules and regulations relating to this Plan; (xviii) to approve any provision of this Plan or any option granted under this Plan, or any amendment to either, that under Rule 16b-3 or Section 162(m) of the Tax Law requires the approval of the Board of Directors, a committee of non-employee directors or the stockholders, in order (1) to be exempt under Section 16(b) of the Exchange Act (unless otherwise specifically provided herein) or (2) to preserve any deduction under Section 162(m) of the Tax Law; and (xix) to make all other determinations necessary or advisable for administering this Plan.

        (c)        The Company will maintain a separate bookkeeping account on its books and records for each optionee for the purpose of recording all options granted, exercised, surrendered or expired and other actions taken with respect thereto, and such books and records shall be conclusive as to the existence and amounts thereof absent manifest error.

        (d)        Any controversy or claim arising out of or relating to this Plan, any option granted under this Plan or any Contract on the books and records of the Company with respect thereto shall be determined unilaterally by the Administrators in their sole and absolute discretion. The determinations of the Administrators on such matters shall be final, conclusive and binding on all parties.

        (e)        No present or former Administrator or employee of the Company or any of its subsidiaries or affiliates shall be liable for any action, inaction or determination made in good faith with respect to this Plan, any option granted, exercised, surrendered or expired hereunder or any bookkeeping entry made in connection therewith.

        Section 4. Eligibility. The Administrators may from time to time, consistent with the purposes of this Plan, grant options to such directors (whether or not an employee), officers (whether or not an employee), or employees of the Company or any of its Subsidiaries or any consultant thereto (including any SPAR Affiliate) as the Administrators may determine in their sole discretion. Such options granted shall cover such number of shares of Common Stock as the Administrators may determine in their sole discretion; provided, however, that if on the date of grant of an option, any class of common stock of the Company (including without limitation the Common Stock) is required to be registered under Section 12 of the Exchange Act, the maximum number of shares subject to options that may be granted to any employee during any calendar year under this Plan shall be 1,000,000 shares; and provided, further, that the aggregate market value (determined at the time the option is granted) of the shares of Common Stock for which any eligible employee may be granted ISOs under this Plan or any other plan of the Company, or of a Parent or a Subsidiary of the Company, that are exercisable for the first time by such optionee during any calendar year shall not exceed $100,000. The $100,000 ISO limitation amount shall be applied by taking ISOs into account in the order in which they were granted. Any option (or portion thereof) granted in excess of such ISO limitation amount shall be treated as a NQSO to the extent of such excess.

        Section 5. Exercise Price. (a) The exercise price of the shares of Common Stock under each option shall be determined by the Administrators in their sole discretion; provided, however, that (i) except as provided below, the exercise price of an option shall not be less than the fair market value of the Common Stock subject to such option on the date of grant; (ii) if, at the time an ISO is granted, the optionee owns (or is deemed to own under Section 424(d) of the Tax Law) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, of any of its Subsidiaries or of a Parent, the exercise price of such ISO shall not be less than one hundred ten percent (110%) of the fair market value of the Common Stock subject to such ISO on the date of grant; and (iii) the Administrators must first obtain the approval of the Board to grant a NQSO with an exercise price which is less than the fair market value of the shares on the date of the granting of the NQSO; provided, however, that with respect to any NQSO granted to a “covered employee” (as such term is defined in Section 162(m) of the Tax Law), the exercise price of the shares of Common Stock underlying such NQSO shall not be less than the fair market value of such shares on the date of granting of such NQSO.

        (b)        The fair market value of a share of Common Stock on any day shall be: (i) if the principal market for the Common Stock is a national securities exchange, the closing sales price per share of the Common Stock on such day as reported by such exchange or on a consolidated tape reflecting transactions on such exchange; (ii) if the principal market for the Common Stock is not a national securities exchange and the Common Stock is quoted on the Nasdaq Stock Market (“Nasdaq”), and (A) if actual sales price information is available with respect to the Common Stock, the closing sales price per share of the Common Stock on such day on Nasdaq, or (B) if such information is not available, the average of the closing bid and asked prices per share for the Common Stock on such day on Nasdaq; or (iii) if the principal market for the Common Stock is not a national securities exchange and the Common Stock is not quoted on Nasdaq, the average of the closing bid and asked prices per share for the Common Stock on such day as reported on the OTC Bulletin Board Service or by National Quotation Bureau, Incorporated or a comparable service; provided, however, that if clauses (i), (ii) and (iii) of this subsection are all inapplicable because the Company’s Common Stock is not publicly traded, or if no trades have been made or no quotes are available for such day, the fair market value of a share of Common Stock shall be determined by the Administrators by any method consistent with any applicable regulations adopted by the Treasury Department relating to stock options.

        Section 6. Term. Each option granted pursuant to this Plan shall be for such term as is established by the Administrators, in their sole discretion, at or before the time such option is granted; provided, however, that the term of each option granted pursuant to this Plan shall be for a period not exceeding ten (10) years from the date of grant thereof, and provided further, that if, at the time an ISO (but not an NQSO) is granted, the optionee owns (or is deemed to own under Section 424(d) of the Tax Law) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, of any of its Subsidiaries or of a Parent, the term of the ISO shall be for a period not exceeding five (5) years from the date of grant. Options shall be subject to earlier termination as hereinafter provided.

        Section 7. Exercise. (a) An option (or any installment thereof), to the extent then exercisable, shall be exercised by giving written notice to the Company at its principal office (i) specifying the option being exercised and the number of shares of Common Stock as to which such option is being exercised, and (ii) accompanied by payment in full of the aggregate exercise price therefor (or the amount due on exercise if the applicable Contract permits installment payments) (A) in cash and/or by certified check, (B) with the authorization of the Administrators, with previously acquired shares of Common Stock having an aggregate fair market value (determined in accordance with Section 5), on the date of exercise, equal to the aggregate exercise price of all options being exercised, (C) with a concurrent sale of option shares to the extent permitted by subsection (b) of this Section, or (D) some combination thereof; provided, however, that in no case may shares be tendered if such tender would require the Company to incur a charge against its earnings for financial accounting purposes. The Company shall not be required to issue any shares of Common Stock pursuant to the exercise of any option until all required payments with respect thereto, including payments for any required withholding amounts, have been made.

        (b)        The Administrators may, in their sole discretion, permit payment of the exercise price of an option by delivery by the optionee of a properly executed notice, together with a copy of the optionee’s irrevocable instructions to a broker acceptable to the Administrators to sell all or a portion of the option shares and deliver promptly to the Company the amount of sale or loan proceeds sufficient to pay such exercise price. In connection therewith, the Company may enter into agreements for coordinated procedures with one or more brokerage firms.

        (c)        An optionee shall not have the rights of a stockholder with respect to such shares of Common Stock to be received upon the exercise of an option until the date of issuance of a stock certificate to the optionee for such shares or, in the case of uncertificated shares, until the date an entry is made on the books of the Company’s transfer agent representing such shares; provided, however, that until such stock certificate is issued or until such book entry is made, any optionee using previously acquired shares of Common Stock in payment of an option exercise price shall continue to have the rights of a stockholder with respect to such previously acquired shares.

        (d)        In no case may a fraction of a share of Common Stock be purchased or issued under this Plan.

        Section 8. Termination of Relationship; Retirement. (a) Except as may otherwise be expressly provided in the applicable Contract or optionee’s written employment or consulting or termination contract, any optionee whose employment or consulting relationship with the Company, its Parent, any of its Subsidiaries and, in the case of consultants, with any Affiliate or other consultant of the Company has terminated for any reason (other than the optionee’s Retirement, death or Disability) may exercise any option granted to the optionee as an employee or consultant, to the extent exercisable on the date of such termination, at any time within three (3) months after the date of termination, but not thereafter and in no event after the date the option would otherwise have expired; provided, however, that if such relationship is terminated for Cause (as defined in Section 19), such option shall terminate immediately.

        (b)        For the purposes of this Plan, an employment or consulting relationship shall be deemed to exist between an individual and the Company if, at the time of the determination, the individual was an officer or employee of the Company, its Parent, any of its Subsidiaries or any of its consultants (including any of its Affiliates). As a result, an individual on military leave, sick leave or other bona fide leave of absence shall continue to be considered an employee or consultant for purposes of this Plan during such leave if the period of the leave does not exceed ninety (90) days, or, if longer, so long as the individual’s right to re-employment with the Company, any of its Subsidiaries, Parent or Affiliate or other consultant, as the case may be is guaranteed either by statute or by contract or the Company, its Parent, any of its Subsidiaries or Affiliate or other consultant, as the case may be, has consented in writing to longer absence. If the period of leave exceeds ninety (90) days and the individual’s right to re-employment is not guaranteed by statute, contract or consent, the employment or consulting relationship shall be deemed to have terminated on the 91st day of such leave.

        (c)        Except as may otherwise be expressly provided in the applicable Contract, an optionee whose directorship with the Company has terminated for any reason (other than the optionee’s Retirement, death or Disability) may exercise the options granted to the optionee as a director who was not an employee of or consultant to the Company or any of its Subsidiaries, to the extent exercisable on the date of such termination, at any time within three (3) months after the date of termination, but not thereafter and in no event after the date the option would otherwise have expired; provided, however, that if the optionee’s directorship is terminated for Cause, such option shall terminate immediately.

        (d)         If any optionee Retires, the options granted to the optionee under this Plan will become fully vested automatically, notwithstanding any vesting schedule in the Contract, and may be exercised by the optionee (i) in the case of an ISO, within 3 months after Retirement, but not beyond the remaining term of the option, or (ii) in the case of any other option, at any time within the remaining term of the option, in each case subject to any other early termination that may be applicable under this Plan.

        (e)        No option shall be subject to early expiration or termination as provided in Section 8(a), 8(b) or Section 8(c) of this Plan due to the Retirement, death or Disability of the original optionee, subject, however, to all the other provisions of this Plan, including (without limitation) any such other provision for early termination that may become applicable.

        (f)        Nothing in this Plan or in any option granted under this Plan shall confer on any person any right to continue in the employ of or as a director of or consultant to the Company, its Parent, any of its Subsidiaries or any of their respective Affiliates, or as a director of the Company, or interfere in any way with any right of the Company, its Parent, any of its Subsidiaries or any of their respective Affiliates to terminate such relationship at any time for any reason whatsoever without liability to the Company, its Parent, any of its Subsidiaries or any of their respective Affiliates.

        Section 9. Death or Disability of an Optionee. (a) Except to the extent more favorable treatment may otherwise be expressly accorded to the optionee in the applicable Contract or optionee’s written employment or consulting or termination contract, if an optionee dies (i) while the optionee is a director (whether or not an employee), officer (whether or not an employee), or employee of the Company or any of its Subsidiaries or any consultant thereto (including any SPAR Affiliate), (ii) at any time following the original optionee’s Retirement from such relationship or termination of such relationship by reason of the optionee’s Disability, or (iii) within three (3) months after any other termination of such relationship (unless such other termination was for Cause or without the consent of the Company), the options granted to the optionee under this Plan will become fully vested automatically, notwithstanding any vesting schedule in the Contract, and may be exercised by the optionee’s Legal Representative (as such term is defined in Section 19) at any time (A) in the case of an ISO, within one year after death, but not beyond the remaining term of the option, or (B) in the case of any other option, within the remaining term of the option, in each case subject to any other early termination that may be applicable under this Plan.

        (b)        Except to the extent more favorable treatment may otherwise be expressly accorded to the optionee in the applicable Contract or optionee’s written employment or consulting or termination contract, in the event of the termination due to Disability of an optionee’s status as a director (whether or not an employee), officer (whether or not an employee), or employee of the Company or any of its Subsidiaries or any consultant thereto (including any SPAR Affiliate), the options granted to the optionee under this Plan will become fully vested automatically, notwithstanding any vesting schedule in the Contract, and may be exercised by the optionee, or by the optionee’s Legal Representative, at any time (i) in the case of an ISO, within one year after Disability, but not beyond the remaining term of the option, or (ii) in the case of any other option, within the remaining term of the option, in each case subject to any other early termination that may be applicable under this Plan.

        Section 10. Compliance with Securities Laws. (a) It is a condition to the exercise of any option that either (i) a Registration Statement under the Securities Act of 1933, as amended (the “Securities Act”), with respect to the shares of Common Stock to be issued upon such exercise shall be effective and current at the time of exercise, or (ii) there is an exemption from registration under the Securities Act for the issuance of the shares of Common Stock upon such exercise. Nothing herein shall be construed as requiring the Company to register shares subject to any option under the Securities Act or to keep any Registration Statement effective or current.

        (b)        The Administrators may require, in their sole discretion, as a condition to the grant or exercise of an option, that the optionee execute and deliver to the Company such optionee’s representations and warranties, in form, substance and scope satisfactory to the Administrators, as the Administrators may determine to be necessary or convenient to facilitate the perfection of an exemption from the registration requirements of the Securities Act, applicable state securities laws or other legal requirements, including (without limitation) that (i) the shares of Common Stock to be issued upon exercise of the option are being acquired by the optionee for the optionee’s own account, for investment only and not with a view to the resale or distribution thereof, and (ii) any subsequent resale or distribution of shares of Common Stock by such optionee will be made only pursuant to (A) a Registration Statement under the Securities Act which is effective and current with respect to the shares of Common Stock being sold, or (B) a specific exemption from the registration requirements of the Securities Act, but in claiming such exemption, the optionee, prior to any offer of sale or sale of such shares of Common Stock, shall provide the Company with a favorable written opinion of counsel satisfactory to the Company, in form, substance and scope satisfactory to the Company, as to the applicability of such Securities Act exemption to the proposed sale or distribution.

        (c)        In addition, if at any time the Administrators shall determine that the listing or qualification of the shares of Common Stock subject to such option on any securities exchange, Nasdaq or under any applicable law, or that the consent or approval of any governmental agency or regulatory body, is necessary or desirable as a condition to, or in connection with, the granting of an option or the issuance of shares of Common Stock thereunder, such option may not be granted or exercised in whole or in part, as the case may be, unless such listing, qualification, consent or approval shall have been effected or obtained by the Administrators free of any conditions not acceptable to the Administrators.

        Section 11. Stock Option Contracts. Each option shall be evidenced by an appropriate Contract duly executed by the Company and the optionee. Such Contract shall contain such terms,

provisions and conditions not inconsistent herewith as may be determined by the Administrators in their sole discretion. The terms of each option and Contract need not be identical.

        Section 12. Adjustments upon Changes in Common Stock. (a) Notwithstanding any other provision of this Plan, in the event of any change in the outstanding Common Stock by reason of a stock dividend, recapitalization, spin-off, split-up, combination or exchange of shares or the like that results in a change in the number or kind of shares of Common Stock that were outstanding immediately prior to such event, the aggregate number and kind of shares subject to this Plan, the aggregate number and kind of shares subject to each outstanding option and the exercise price thereof, and the maximum number of shares subject to options that may be granted to any employee in any calendar year, shall be appropriately adjusted by the Board of Directors, whose determination shall be conclusive and binding on all parties. Such adjustment may provide for the elimination of fractional shares that might otherwise be subject to options without payment therefor. Notwithstanding the foregoing, no adjustment shall be made pursuant to this Section 12 if such adjustment (i) would cause this Plan to fail to comply with Section 422 of the Tax Law or with Rule 16b-3 (if applicable to such option), or (ii) would be considered as the adoption of a new plan requiring stockholder approval.

         (b)        Except as provided below, unless the Administrators shall, in their sole discretion, determine otherwise, upon (i) the dissolution, liquidation or sale of all or substantially all of the business, properties and assets of the Company, (ii) any reorganization, merger or consolidation in which the Company does not survive, (iii) any reorganization, merger, consolidation or exchange of securities in which the Company does survive and any of the Company’s stockholders have the opportunity to receive cash, securities of another corporation and/or other property in exchange for their capital stock of the Company, or (iv) any acquisition by any person or group (as defined in Section 13(d) of the Exchange Act) of beneficial ownership of more than fifty percent (50%) of the Company’s then outstanding shares of Common Stock (other than ownership by Robert G. Brown, William H. Bartels, their respective families, trusts under which either of them is a trustee or beneficiary, and corporations and other entities under their individual or collective control) (each of the events described in clauses (i), (ii), (iii) and (iv) are referred to herein individually as an “Extraordinary Event”), this Plan and each outstanding option shall terminate. In such event each optionee shall have the right to exercise, in whole or in part, any unexpired option or options issued to the optionee, to the extent that said option is then vested and exercisable pursuant to the provisions of said option or options and this Plan within fifteen (15) Business Days of the Company’s giving of written notice to the optionee of such Extraordinary Event.

         (c)        Except as otherwise expressly provided in this Plan, the applicable Contract or the optionee’s written employment or consulting or termination contract, the termination of employment of, or the termination of a consulting or other relationship with, an optionee for any reason shall not, unless the Administrators decide otherwise, accelerate or otherwise affect the number of shares with respect to which an option may be exercised; provided, however, that the option may only be exercised with respect to that number of shares which could have been purchased under the option had the option been exercised by the optionee on the date of such termination.

         (d)        Notwithstanding anything to the contrary contained in this Plan, or any provision to the contrary contained in a particular Contract, the Administrators, in their sole discretion, at any time, or from time to time, may elect to accelerate the vesting of all or any portion of any option then outstanding. The decision by the Administrators to accelerate an option or to decline to accelerate an option shall be final, conclusive and binding. In the event of the acceleration of the exercisability of options as the result of a decision by the Administrators pursuant to this Section 12, each outstanding option so accelerated shall be exercisable for a period from and after the date of such acceleration and upon such other terms and conditions as the Administrators may determine in their sole discretion; provided, however, that such terms and conditions (other than terms and conditions relating solely to the acceleration of exercisability and the related termination of an option after the stated period) may not adversely affect the rights of any optionee without the consent of the optionee so adversely affected. Any outstanding option that has not been exercised by the holder at the end of such stated period shall terminate automatically and become null and void.

        Section 13. Amendments and Termination of this Plan. This Plan was adopted by the Board of Directors on December 4, 2000, and amended by the Board of Directors on June 29, 2001. No option may be granted under this Plan after December 4, 2010. The Board of Directors, without further approval of the Company’s stockholders, may at any time suspend or terminate this Plan, in whole or in part, or amend it from time to time in such respects as it may deem advisable, including (without limitation) in order that ISOs granted hereunder meet the requirements for “incentive stock options” under the Tax Law, or to comply with the provisions of Rule 16b-3 of the Exchange Act or Section 162(m) of the Tax Law or any

change in applicable laws or regulations, ruling or interpretation of any governmental agency or regulatory body; provided, however, that no amendment shall be effective, without the requisite prior or subsequent stockholder approval, that would (a) except as contemplated in Section 12, increase the maximum number of shares of Common Stock for which options may be granted under this Plan or change the maximum number of shares for which options may be granted to employees in any calendar year, (b) change the eligibility requirements for individuals entitled to receive options hereunder, or (c) make any change for which applicable law or any governmental agency or regulatory body requires stockholder approval. No termination, suspension or amendment of this Plan shall adversely affect the rights of an optionee under any option granted under this Plan without such optionee’s consent. The power of the Administrators to construe and administer any option granted under this Plan prior to the termination or suspension of this Plan shall continue after such termination or during such suspension.

        Section 14. Non-Transferability. (a) Except as otherwise provided below or in the applicable Contract, no option granted under this Plan shall be transferable other than by will or the laws of descent and distribution, and options may be exercised, during the lifetime of the optionee, only by the optionee or the optionee’s Legal Representatives. Except to the extent provided below or in the applicable Contract, options may not be assigned, transferred, pledged, hypothecated or disposed of in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process, and any such attempted assignment, transfer, pledge, hypothecation or disposition shall be null and void ab initio and of no force or effect, unless and to the extent the Board, in the case of NQSOs, has given its express written consent to any pledge or hypothecation to (and subsequent disposition by) a financial institution, which NQSOs shall continue to be subject to the terms and provisions of this Plan and the applicable Contract and may be subject to such additional limits, conditions and provisions as the Board may require in its sole and absolute discretion as a condition of such consent.

        (b)        The Administrators may, in their discretion, authorize all or a portion of any NQSO granted to an optionee to be on terms which permit transfer by such optionee to (i) the spouse, children or grandchildren of the optionee (“Immediate Family Members”), including (without limitation) adopted children and grandchildren, (ii) a trust or trusts for the exclusive benefit of such Immediate Family Members, or (iii) a partnership in which such Immediate Family Members are the only partners, provided that (A) there may be no consideration for any such transfer (other than natural love and affection, the beneficial or equity interests therein received in connection with any such transfer to a trust or partnership, or the legal consideration for such a transfer to be enforceable), and (B) the Contract pursuant to which such options are granted must (1) be specifically approved by the Administrators and (2) expressly provide for transferability in a manner consistent with this Section 14.

        (c)        Following any permitted transfer, any such options shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that for purposes of Sections 7 and 10 reference to “optionee” shall be deemed to refer to the transferee. The provisions in Section 8 hereof respecting the effect of Retirement or other termination of employment and Section 9 respecting the effect of death or Disability shall continue to be applied with respect to the original optionee, following which the options shall be exercisable by the transferee only to the extent, and for the periods specified in the Contract. Any permitted transferee shall be required prior to any transfer of an option or shares of Common Stock acquired pursuant to the exercise of an option to execute a written undertaking to be bound by the provisions of this Plan and the applicable Contract.

        Section 15. Withholding Taxes. The Company, or its Subsidiary or Parent, as applicable, may withhold (a) cash or (b) with the consent of the Administrators (in the Contract or otherwise), shares of Common Stock to be issued upon exercise of an option or a combination of cash and shares, having an aggregate fair market value (determined in accordance with Section 5) equal to the amount which the Administrators determine is necessary to satisfy the obligation of the Company, a Subsidiary or Parent to withhold Federal, state and local income taxes or other amounts incurred by reason of the grant, vesting, exercise or disposition of an option or the disposition of the underlying shares of Common Stock. Alternatively, the Company may require the optionee to pay to the Company such amount, in cash, promptly upon demand.

        Section 16. Legends; Payment of Expenses. (a) The Company may endorse such legend or legends upon the certificates for shares of Common Stock issued upon exercise of an option under this Plan and may issue such “stop transfer” instructions to its transfer agent in respect of such shares as it determines, in its sole discretion, to be necessary or appropriate to (i) prevent a violation of, or to perfect an exemption from, the registration requirements of the Securities Act, applicable state securities laws or other legal requirements, (ii) implement the provisions of this Plan or any agreement between the Company and the optionee with respect to such shares of Common Stock, or (iii) permit the Company to determine the occurrence of a “disqualifying disposition,” as described in Section 421(b) of the Tax Law, of the shares of Common Stock transferred upon the exercise of an ISO granted under this Plan.

        (b)        The Company shall pay all issuance taxes with respect to the issuance of shares of Common Stock upon the exercise of an option granted under this Plan, as well as all fees and expenses incurred by the Company in connection with such issuance.

        Section 17. Use of Proceeds. Except to the extent required by law, the Company’s Certificate of Incorporation, or the Company’s By-laws, the cash proceeds to be received upon the exercise of an option under this Plan shall be added to the general funds of the Company and used for such corporate purposes as the Board of Directors may determine, in its sole discretion.

        Section 18. Substitutions and Assumptions of Options of Certain Constituent Corporations. Anything in this Plan to the contrary notwithstanding, the Board of Directors may, without further approval by the stockholders, substitute new options for prior options of a Constituent Corporation (as such term is defined in Section 19) or assume the prior options of such Constituent Corporation.

        Section 19. Definitions. (a) “Affiliate” shall mean with respect to the Company, any other corporation or other entity (other than a Parent or a Subsidiary), who directly or indirectly, is in control of, is controlled by or is under common control with the Company. For the purposes of this definition, “control” (including, with correlative meaning, the terms “controlled by” and “under common control with”) as used with respect to any corporation or other entity, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such corporation or other entity, whether through the ownership of capital stock, by contract or otherwise. For purposes of determining whether any option is subject to Section 409A of the Tax Law, the term “Affiliate” shall have the meaning assigned to it in Sections 414(b) or (c) of the Tax Law, as applicable, provided, however, that in applying such provisions, the phrase “at least 50 percent” (or such lower percentage as may be permitted under Section 409A of the Tax Law under the circumstances) shall be used instead of “at least 80 percent” in each place therein that phrase appears for purposes of determining trades or businesses (whether or not incorporated) that are under common control.

        (b)        “Business Day” shall mean any day other than (i) any Saturday or Sunday or (ii) New Year’s Day, Martin Luther King’s Birthday, Presidents’ Day, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans’ Day, Thanksgiving, and Christmas.

        (c)        “Cause,” in connection with the termination of an optionee, shall mean (i) “cause”, as such term (or any similar term, such as “with cause”) is defined in any employment, consulting or other applicable agreement for services or termination agreement between the Company and such optionee, or (ii) in the absence of such an agreement, “cause” as such term is defined in the Contract executed by the Company and such optionee pursuant to Section 11, or (iii) in the absence of both of the foregoing, (A) indictment of such optionee for any illegal conduct, (B) failure of such optionee to adequately perform any of the optionee’s duties and responsibilities in any capacity held with the Company, any of its Subsidiaries or any Parent (other than any such failure resulting solely from such optionee’s physical or mental incapacity), (C) the commission of any act or failure to act by such optionee that involves moral turpitude, dishonesty, theft, destruction of property, fraud, embezzlement or unethical business conduct, or that is otherwise injurious to the Company, any of its Subsidiaries or any Parent or any other affiliate of the Company (or its or their respective employees), whether financially or otherwise, (D) any violation by such optionee of any Company rule or policy, or (E) any violation by such optionee of the requirements of such Contract, any other contract or agreement between the Company and such optionee or this Plan (as in effect from time to time); in each case, with respect to clauses (A) through (E), as determined by the Board of Directors in their sole and absolute discretion.

        (d)        “Constituent Corporation” shall mean any corporation which engages with the Company, its Parent or any Subsidiary in a transaction to which Section 424(a) of the Tax Law applies (or would apply if the option assumed or substituted were an ISO), or any Parent or any Subsidiary of such corporation.

        (e)        “Disability” shall mean a permanent and total disability within the meaning of Section 22(e)(3) of the Tax Law.

        (f)        “Legal Representative” shall mean the executor, administrator or other person who at the time is entitled by law to exercise the rights of a deceased or incapacitated optionee with respect to an option granted under this Plan.

        (g)        “Parent” shall mean a “parent corporation” within the meaning of Section 424(e) of the Tax Law.

        (h)        “Retires” and “Retirement” shall mean the voluntary termination by an optionee of such person’s status as a director (whether or not an employee), officer (whether or not an employee), or employee of the Company or any of its Subsidiaries or any consultant thereto (including any SPAR Affiliate), in each case so long as: (i) such person shall be at least 65 years of age or such younger age as (A) may be specifically provided for retirement in the applicable Contract or optionee’s written employment or consulting or termination contract, or (B) the Administrators in their discretion may permit in any particular case or class of cases; and (ii) such person shall not be employed full time by anyone else except as (A) may be otherwise specifically permitted following retirement in the applicable Contract or optionee’s written employment or consulting or termination contract, or (B) the Administrators in their discretion may permit in any particular case or class of cases.

        (i)        “SPAR Affiliate” and “SPAR Affiliates” shall respectively mean any one or more of SPAR Marketing Services, Inc., SPAR Management Services, Inc., SPAR InfoTech, Inc., and any other Affiliate of any of them or of the Company, including (without limitation) any Affiliated corporation or other entity directly or indirectly under the control of one or more of Robert G. Brown, William H. Bartels, their respective families, and trusts under which either of them is a trustee or beneficiary.

        (j)        “Subsidiary” shall mean a “subsidiary corporation” within the meaning of Section 424(f) of the Tax Law.

        Section 20. No Additional Rights. (a) Neither the adoption of this Plan nor the granting of any option shall: (i) affect or restrict in any way the power of the Company, any of its subsidiaries or any SPAR Affiliate to undertake any corporate action otherwise permitted under applicable law; or (ii) confer upon any optionee the right to continue to be employed by the Company, any of its subsidiaries or any SPAR Affiliate, nor shall it interfere in any way with the right of the Company, any of its subsidiaries or any SPAR Affiliate to terminate the employment of any optionee at any time, with or without cause.

        (b)        No optionee shall have any rights as a stockholder with respect to shares covered by an option until such time as the optionee is listed as the owner of record of the purchased shares on the books and records of the Company’s transfer agent.

        (c)        No adjustments will be made for cash dividends or other rights for which the record date is prior to the date the optionee is listed as the owner of record of the purchased shares on the books and records of the Company’s transfer agent .

        Section 21. Indemnification. (a) To the maximum extent permitted by law, the Company shall indemnify each Administrator and every other member of the Board, as well as any other employee of the Company, any Subsidiary or any SPAR Affiliate, from and against any and all liabilities and expenses (including any amount paid in settlement or in satisfaction of a judgment and reasonable attorneys fees and expenses) reasonably incurred by the individual in connection with any claims against the individual by reason of any action, inaction or determination by the individual under the Plan. This indemnity shall not apply, however, if: (i) it is determined in the action, lawsuit, or proceeding that the individual is guilty of gross negligence or intentional misconduct in the performance of any duties under the Plan; or (ii) the individual fails to assist the Company in defending against any such claim.

        (b)        Notwithstanding the above, the Company shall have the right to select counsel and to control the prosecution or defense of the suit.

        (c)        Furthermore, the Company shall not be obligated to indemnify any individual for any amount incurred through any settlement or compromise of any action unless the Company consents in writing to the settlement or compromise.

        Section 22. Governing Law. This Plan, such options as may be granted hereunder, the Contracts and all related matters shall be governed by, and construed in accordance with, the laws of the State of Delaware (other than those that would defer to the substantive laws of another jurisdiction).

        Section 23. Construction. Neither this Plan nor any Contract shall be construed or interpreted with any presumption against the Company by reason of the Company causing this Plan or Contract to be drafted. Whenever from the context it appears appropriate, any term stated in either the singular or plural shall include the plural and singular, respectively, and any term stated in the masculine, feminine or neuter gender shall include the other forms as well. Captions and headings have been provided for convenience and shall not affect the meaning or interpretation of this Plan or any Contract.

        Section 24. Not Intended to be Nonqualified Deferred Compensation. The Company intends that each option granted under this Plan not constitute “nonqualified deferred compensation” within the meaning of and subject to Section 409A of the Tax Law. To the extent that the Administrators determine that any provision of this Plan or any option or Contract provides for any such nonqualified deferred compensation (in whole or in part), the Administrators at any time may amend this Plan and/or amend, restructure, terminate or replace any Contract to either comply with Section 409A of the Tax Law and/or minimize or eliminate any such nonqualified deferred compensation, in each case notwithstanding anything in this Plan or any applicable Contract to the contrary.

        Section 25. Partial Invalidity. The invalidity, illegality or unenforceability of any provision in this Plan, any option or Contract shall not affect the validity, legality or enforceability of any other provision, all of which shall be valid, legal and enforceable to the fullest extent permitted by applicable law.

        Section 26. Amendments; Future Stockholder Approval. This Plan was approved by the holders of a majority of the votes present in person or by proxy entitled to vote hereon at a duly held meeting of the Company’s stockholders on August 2, 2001, at which was quorum present. Any amendment to this plan shall be subject to approval (a) by the Board (upon the recommendation of the Committee to the extent provided by any applicable Company by-law, including any applicable committee charter), and (b) if and to the extent required by applicable law or exchange rules, or if the Board otherwise directs that the matter be submitted to the Company’s stockholders, by (i) the holders of a majority of the votes present in person or by proxy entitled to vote hereon at a duly held meeting of the Company’s stockholders at which a quorum is present or (ii) the Company’s stockholders acting in accordance with the provisions of Section 228 of the Delaware General Corporation Law.